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DATED: November 3, 2023
DEED OF SETTLEMENT AND RELEASE
Simon Burton,
GREENLIGHT REINSURANCE, LTD.,
AND
GREENLIGHT CAPITAL RE, LTD.
DEED OF SETTLEMENT AND RELEASE
This Deed of Settlement and Release is made the 3rd of November 2023
BETWEEN:
(1)    SIMON BURTON of Grand Cayman (the “Employee”);
(2)    GREENLIGHT REINSURANCE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands; and
(3)    GREENLIGHT CAPITAL RE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands (together with Greenlight Reinsurance Ltd, the “Employers”) (each a “Party” and together “the Parties”).
WHEREAS:
(A)    The Employee is employed as Chief Executive Officer (the “Employment”) pursuant to an Amended and Restated Employment Agreement, effective as of January 1, 2022, (the “Employment Contract”);
(B)    The Parties have agreed to terminate the Employment by mutual consent effective December 31, 2023 (the “Termination Date”); and
(C)    The Parties now wish to settle all matters between them and have agreed to a full and final settlement on the terms and conditions contained in this Deed and have agreed to enter into this Deed in consideration of the mutual covenants and other valuable consideration set out below.
IT IS NOW AGREED AND THIS DEED WITNESSES AS FOLLOWS:
1.    Definitions
1.1    In this Deed, unless otherwise indicated, the following expressions shall bear the following meanings:
(a)    “Associated Entities” means the Employers and each and all of their respective current, previous, and future parent companies, direct or indirect subsidiaries, and affiliates;

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(b)    “Claims” means all causes of action, matters, and disputes arising from or related to the Employment or the termination thereof, or otherwise arising between the Parties, whether known or unknown, that exist (or may exist) as at the date of execution of this Deed including but not limited to:
(i)    Any and all actions, causes of action, claims, covenants, contracts and/or controversies in any jurisdiction of whatsoever character howsoever arising whether in law, equity or otherwise;
(ii)    Unfair dismissal pursuant to part VII of the Labour Act (2021 Revision) (the “Labour Act”) or any successor legislation;
(iii)    Severance pay pursuant to part V of the Labour Act or any successor legislation;
(iv)    Wrongful or constructive dismissal in respect of the Employment howsoever arising;
(v)    Contractual entitlement in respect of salary, commission, accrued holiday pay, overtime, notice, severance, other benefits, or otherwise arising out of or in connection with the Employment Contract (as amended) or Employment, including for the avoidance of doubt any discretionary bonus; and
(vi)    Discrimination howsoever arising or of any nature.
(c)    References to recitals and clauses are references to the recitals to and clauses of this Deed;
(d)    Headings to clauses and the use of bold type are for convenience only and shall not affect the interpretation or construction of this Deed; and
(e)    Words in the singular include the plural and vice versa.
1.2    Should any provision of this Deed require interpretation it is agreed by the Parties that such interpretation shall not be subject to a presumption that the Deed is to be construed more strictly against the party who prepared the Deed.
2.    Agreement and Release by the Employee
2.1    The Parties hereby agree that the Employment shall terminate by mutual consent and without further notice as of the Termination Date, at which time the Employee shall cease to be employed by the Employers.
2.2    The Employee agrees and undertakes to resign as of the Termination Date from all officer, board, committee, and other appointments or positions held in respect of the Employers and their Associated Entities. In the event that the Employee fails to resign in accordance with this clause the Employee hereby irrevocably grants a power of attorney to the Employers empowering them to execute the necessary instruments of resignation on the Employee’s behalf.
2.3    The Employee agrees that other than as set forth in Section 3, below, the Employee hereby:
(a)    Releases each and all of the Employers and their Associated Entities (collectively, the “Companies”), and each and all of the Companies’ respective servants, agents, directors, officers, employees, partners, equityholders, investors, and representatives (collectively, with the Companies, the “Releasees”) from all and any Claims howsoever arising, whether under Cayman Islands, United States, Irish, United Kingdom or other law, whether under any statute, regulation,

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ordinance, constitution, treaty, contract (including, but not limited to, under the Greenlight Capital Re, Ltd.’s Compensation Plan (the “Compensation Plan”), the Greenlight Capital Re, Ltd. Short-Term Incentive Plan (the “STIP”), the Greenlight Capital Re, Ltd. Amended and Restated 2004 Stock Incentive Plan, as may be amended from time to time (the “LTIP”), and the Greenlight Capital Re, Ltd. 2023 Omnibus Incentive Plan (as it may be amended or amended and restated from time to time) (the “Incentive Plan”)), common law, or otherwise, and whether such Claims are accrued or contingent;
(b)    Undertakes and covenants not to assert any Claims or commence legal proceedings in respect of such claims against any of the Releasees at any time in any forum or any jurisdiction (including without limitation the Director of Labour, the Department of Employment Relations or a Labour Tribunal in the Cayman Islands or the Grand Court of the Cayman Islands);
(c)    Undertakes and covenants to comply with the terms of Sections 11 (Restrictive Covenants), 12 (Intellectual Property), 13 (Non-Disparagement), 14 (Enforcement) and 15 (Dispute Resolution) of the Employment Contract (collectively, the “Surviving Provisions”), which the Employee agrees survive the Employee’s termination, and acknowledges that such terms are enforceable in their entirety;
(d)    Undertakes and covenants that before and after the Termination Date, the Employee will reasonably cooperate with the Companies, in connection with (i) full time participation in, and oversight of, the Companies’ underwriting process through the end of calendar year 2023, (ii) the smooth transition of the Employee’s role and responsibilities, as reasonably directed by the Employers, including by promptly responding to requests for information, (iii) any actual or threatened investigation, administrative proceeding, or litigation relating to any matter that occurred during the Employment in which the Employee was involved or of which the Employee has knowledge, and (iv) any other internal or external review of the Companies, including by any regulator or agency, or any actual or threatened arbitration; provided, that, for the period commencing on January 1, 2024, and ending on April 30, 2024, the Employee’s assistance to the Companies involving Employee’s oral communications with the Companies will be limited to 1 hour per week, in the aggregate, of telephone or video conferences with the Employers’ Chief Executive Officer, Chief Financial Officer and/or General Counsel, without any additional compensation. The Companies will attempt to schedule the Employee’s cooperation for mutually agreeable times and locations in a manner that does not unduly interfere with the Employee’s personal or professional pursuits and will reimburse the Employee for any reasonable pre-approved out-of-pocket expenses the Employee incurs in connection with such cooperation. The Employee will render the Employee’s cooperation under this paragraph without requiring a subpoena, and will do so honestly, truthfully, forthrightly, and completely, including supplying relevant documents and information;
(e)    Agrees and confirms that, except as set forth in Section 3 below, none of the Releasees owes the Employee any wages, bonuses, pro-rated bonuses, equity compensation, stock options, restricted shares, sick pay, vacation or holiday pay, severance pay, relocation or moving costs, notice pay, pension contribution, equity awards (including, but not limited to, any equity awards under the LTIP or otherwise), or any other compensation, payment, amount, benefit, or interest whatsoever; and
(f)    Confirms and acknowledges that the Employee has not suffered any known workplace injury or occupational disease and that the Employee has not been victimised in consequence of reporting any wrongdoing relating in any way to the Employment.
2.4    In the event that the Employee breaches any material provision of this Deed, the Post-Employment Release (as defined below), or the Surviving Provisions or pursues or encourages any Claim against any of the Releasees, (i) the Employers shall have no further obligations to the

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Employee under this Deed or otherwise (including, but not limited to, any obligation to provide the payments or other consideration set forth in Section 3 of this Deed), (ii) the Employers will be entitled to recoup all payments and consideration previously provided to the Employee under Section 3 of this Deed, plus legal fees and costs it incurs in recouping such amounts, except the amount of $500, (iii) the Employee agrees to indemnify without limitation such parties for any losses suffered as a result thereof, including but not limited to advancing all of their legal and professional fees with respect to such matter(s), (iv) the Employers shall have all rights and remedies available to it under this Deed and any applicable law or equitable theory, and (v) all of the Employee’s promises, covenants, representation, and warranties under this Deed, and under the Surviving Provisions, will remain in full force and effect; provided, however, that action pursuant to clauses (i) and (ii) of this Section 2.4 shall only be taken by the Employers if approved by the board of directors of Greenlight Capital Re, Ltd. or a designated committee thereof comprised of independent directors. Further, in the event the Employers breach any material provision of this Deed (including but not limited to Section 10.2), the Employee shall have all rights and remedies available under applicable law.
2.5    In signing this Deed the Employee acknowledges that the Employee has read and understood this Deed and has obtained or had the opportunity to obtain independent legal advice in relation thereto. The Employee further acknowledges that the Employee signs this Deed voluntarily and understands that the Deed contains a full and final release of all claims that the Employee has or may have against any of the Releasees.
2.6    The Employee shall not commence or maintain, or procure, assist, encourage, support or otherwise participate in the commencement or continuance of, any proceedings in respect of the Claims, except, for the avoidance of doubt, for the purpose of enforcing this Deed.
2.7.    The Employee agrees that as a material condition of receiving the benefits hereunder, including the benefits set forth in Section 3, the Employee agrees to execute the release attached hereto as Annex A (the “Post-Employment Release”) within ten (10) days following the Termination Date.
3.    Agreement by the Employers
3.1    Conditional upon the Employee executing this Deed on the date hereof and complying with all of the terms hereof and with the Surviving Provisions:
(a)    the Employers shall pay the Employee the following payments subject to Employee’s compliance with Section 10.2 hereof: (i) continued payment of Employee’s base salary through April 30, 2024 (subject to Employee’s rendering satisfactory assistance in compliance with the Surviving Provisions and Section 2.3(d)), and (ii) $2,400,000 (US), less (i) applicable taxes and deductions and (ii) the amount of any statutory severance payable to Executive under Cayman law (the “Cayman Severance”), payable over eighteen (18) months in substantially equal monthly installments commencing on the sixtieth (60th) day after the Termination Date;
(b)     the Employers shall pay the Employee a payment equivalent to the Cayman Severance, less applicable taxes and deductions, payable within two and one half months following the Termination Date.
(c)    the following provisions shall apply to the Employee’s outstanding equity awards under the LTIP:
    (i) 89,945 restricted ordinary shares of the Company (the “Shares”) subject to performance and time vesting conditions (“Performance-Based Restricted Shares”) granted under the LTIP, pursuant to a Restricted Stock Award Agreement, effective as of March 15, 2019

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(“2019 Award”), shall remain outstanding and eligible to vest in accordance with the 2019 Award and LTIP;
(ii) 72,544 Performance-Based Restricted Shares granted under the LTIP, pursuant to a Restricted Stock Award Agreement, effective as of March 15, 2020, as amended (“2020 Award”), shall remain outstanding and eligible to vest in accordance with the 2020 Award and LTIP;
(iii) 130,719 restricted time vesting ordinary shares (“Service-Based Restricted Shares”) granted under the LTIP, pursuant to a Restricted Stock Award Agreement, effective, as of March 15, 2021 (“2021 Award”), shall vest and all restrictions shall lapse as of the Termination Date;
(iv) (A) 51,612 Service-Based Restricted Shares granted under the LTIP, pursuant to a Restricted Stock Award Agreement, effective as of March 15, 2022 (“2022 Award”), shall vest and all restrictions shall lapse as of the Termination Date, and (B) 314,370 Performance-Based Restricted Shares granted under the 2022 Award shall remain outstanding and eligible to vest in accordance with the 2022 Award and LTIP, in each case without regard to the “Continuous Service” requirement under Section 4 of the 2022 Award;
(v) 53,604 Service-Based Restricted Shares granted under the LTIP, pursuant to a Restricted Stock Award Agreement, effective as of March 15, 2023 (“2023 Award”), shall vest and all restrictions shall lapse as of the Termination Date, and (B) 217,665 Performance-Based Restricted Shares granted under the 2023 Award shall remain outstanding and eligible to vest in accordance with the 2023 Award and LTIP, in each case without regard to the “Continuous Service” requirement under Section 4 of the 2023 Award; and
(vi) 480,000 fully vested stock options granted under the LTIP, pursuant to a stock option agreement, effective as of July 6, 2017, shall remain outstanding until the earlier of (i) the exercise thereof or (ii) July 6, 2027, which is the expiry date thereof.
3.2    The Employers shall pay the Employee for any accrued but unused vacation (if any), in accordance with the Employers’ vacation policy.
3.3    The Employers shall reimburse the Employee for any as-yet unreimbursed business expenses that were properly accrued prior to the Termination Date, in accordance with the terms and conditions of the Employers’ expense reimbursement policy.
3.4    The Employee shall remain eligible under the STIP for a bonus for the 2023 Plan Year (as defined in the STIP), in accordance with the terms and conditions of the STIP, based on actual performance for any objectively determinable targets and assuming all discretionary components have been achieved at target. With respect to the STIP for a bonus for the 2023 Plan Year and any 2023 annual bonuses, Employee will be treated in substantially the same manner as the other senior executives with respect to any company performance targets and adjustments thereto.
3.5    The Employers shall continue to provide existing health coverage for Employee and his spouse under the current health plan in which they are participating, or if such participation is not available, shall pay the reasonable cost of substantially similar coverage through June 30, 2024.
3.6    The Employers irrevocably and unconditionally release and discharge the Employee with respect to any and all Claims they otherwise could assert against the Employee in connection with the Employee’s employment or the termination thereof; provided that, for avoidance of doubt, nothing herein releases or discharges any claims (i) based on the Employee’s wilful misconduct or gross negligence in the performance of the Employee’s duties for the Companies,

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(ii) that arise after the Termination Date, or (iii) that arise under this Deed or under any of the Surviving Provisions, including but not limited to any claims for misuse of the Companies’ confidential information or the breach of Sections 2, 3, 9, 10, or 11 hereof.
3.7    The Employers will grant Employee an award of restricted performance vesting ordinary shares under the Incentive Plan with a grant date target value of $1.6 million and a grant date maximum value consistent with that of other senior executives relative to target value, which is currently anticipated to be two times target value , based on the same performance criteria as applicable to senior executives generally at such time as awards thereunder are generally granted to employees in 2024, subject to Employee’s rendering satisfactory assistance in compliance with the Surviving Provisions and Section 2.3(d).
3.8    Nothing in this Deed shall be construed to waive or release any right to indemnification that the Employee otherwise would have under any applicable by-law, duly-executed agreement, or insurance policy with respect to claims threatened or brought against Employee by any third parties.
4.    No Admission
4.1    Entry into this Deed and performance of the obligations hereunder shall not constitute an admission of liability howsoever arising by any Party.
5.    Absolute Bar
5.1    This Deed may be pleaded and tendered by any Party as an absolute bar and defence to any proceeding brought in breach of the terms of this Deed.
6.    Further Assurances and Acknowledgments
6.1    The Parties shall (at their own cost) do and execute or procure to be done and executed all necessary acts, agreements, instruments, deeds, documents and things reasonably within their power to give effect to and carry out this Deed and its intents and purposes, and the Parties shall co-operate to the fullest extent practicable to that end. Employee acknowledges and agrees that Employee is subject to the terms and conditions of the Greenlight Capital Re., Ltd. Clawback Policy, as in effect from time to time, and is a Covered Employee within the meaning of such policy.
7.    Warranties and Representations
7.1    Each Party hereby separately represents and warrants to the other Party that:
(a)    it has taken all necessary actions to authorize and approve its entry into this Deed and the execution of the same;
(b)    all necessary authorizations and approvals for the performance of its obligations hereunder have been obtained and remain in force;
(c)    its entry and the performance of its obligations under this Deed will not violate any provision of its constitutive documents or any provision of any law applicable to it, nor conflict with or breach or require any consent under any agreement or instrument to which it is party or by which it is or any of its assets or properties is bound; and
(d)    this Deed has been duly executed by it and constitutes a valid and legally binding obligation which is enforceable against it in accordance with its terms.

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8.    Warranties Concerning Claims
8.1    Each Party hereby separately represents and warrants to the other Party that:
(a)    it is the sole and lawful owner of all right, title, and interest in and to each and every Claim which such Party settles herein and in respect of which a waiver, release and discharge is given under this Deed; and
(b)    it has not assigned, transferred or conveyed, or purported to assign, transfer or convey, any Claim or any rights in respect of a Claim to any person who is not a party to this Deed.
9.    Confidentiality
9.1    The Parties to this Deed agree that the negotiations, correspondence and discussions which led to this Deed shall remain strictly confidential, unless any Party is under an applicable legal or fiduciary duty of disclosure. Any party under such a duty of disclosure with respect to this Deed shall, to the extent permitted by law, provide the other party with prior written notice of such disclosure so that the other party may take, if appropriate, steps to defend its rights under this clause. It is understood by the Parties that this Deed will be filed in a Form 8-K with the U.S. Securities and Exchange Commission and other required securities filings.
10.    Post-employment Obligations
10.1    The Surviving Provisions (as modified herein) are explicitly incorporated into this Deed by reference. The Employee hereby acknowledges and agrees that the foregoing provisions are enforceable in full and waives any objections thereto.
10.2    The Employee acknowledges and agrees that Employee will not defame or criticize the services, business, integrity, veracity or personal or professional reputation of the Employers or any of their respective affiliates (the “Group”) and any of the Groups’ respective officers, directors, partners, executives or agents thereof in either a professional or personal manner at any time. The Employers acknowledge and agree that they will instruct their directors and senior officers not to defame or criticize make any untruthful or disparaging statements regarding the services, integrity, veracity or personal or professional reputation of the Employee in either a professional or personal manner at any time. The Employee and Employers acknowledge and agree that Section 14 (Enforcement) of the Employment Contract shall apply to this Section 10.2.
11.    Return of Property
11.1    Except as otherwise instructed by the Company, the Employee agrees and undertakes to:
(a)    immediately following the Termination Date, deliver to the custody of the Employers all originals and copies of any documents and other property of the Employers which are in the Employee’s possession, under the Employee’s control or to which he may have access; and
(b)    immediately following the Termination Date delete permanently and irretrievably any electronic material (howsoever stored) within the Employee’s possession, control or to which the Employee may have access belonging to the Employers or relating in any way to the Employers’ business.
Notwithstanding the foregoing, the Employee may retain and convert to personal use the Employee’s cell phone number provided by the Employers following the Termination Date.
12.    Entire Agreement

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12.1    This Deed, the Post-Employment Release, which is incorporated into this Deed by reference, and the Surviving Provisions of the Employment Contract form the entire agreement and understanding between the Parties relating to the subject matter of this Deed and supersedes and extinguishes any previous agreement or understanding between the Parties in relation to all or any such matters; provided, however, if Employee commits an act or acts or an omission constituting Cause within the meaning of the Employment Contract, this agreement will be deemed void ab initio and the Employment Contract shall then be effective and in force.
12.2    Each Party acknowledges that in entering into this Deed (and any documents referred to in it) it does not rely on, and shall have no remedy in respect of, any representation, warranty or undertaking in writing or otherwise made or given by any person whatsoever which is not expressly set out in this Deed.
13.    Variation
13.1    No provision of this Deed shall be deemed varied, waived, amended or modified by either Party, unless such variation, waiver, amendment or modification is made in writing and signed by each Party.
14.    Counterparts
14.1    This Deed may be executed in any number of counterparts, each of which shall be an original, and any one of which shall be deemed to be validly executed if evidenced by a facsimile or electronic copy of the executing Party’s signature which shall operate with the same effect as if the signatures thereto were on the same instrument. For the avoidance of doubt, each Party shall be required to sign only one copy of this Deed.
15.    Successors and Assigns
15.1    This Deed shall inure to the benefit of and be binding upon the successors of each Party to this Deed.
15.2    This Deed is personal to the Parties and shall not be capable of assignment save as provided by clause 15.1 above.
16.    Severability
16.1    If any of the provisions of this Deed is found by an arbitrator or court of competent jurisdiction to be void or unenforceable, it shall be deemed to be deleted from this Deed and the remaining provisions shall continue to apply, unless the severed portion is essential to the intended purpose of this Deed, in which case the party who was to receive the benefit of the severed portion has the option to void the Deed insofar as it relates to them.
17.    Governing Law and Jurisdiction
17.1    The Parties agree that any disputes hereunder shall be resolved in accordance with Sections 14 (Enforcement) and 15 (Dispute Resolution) of the Employment Contract.
17.2     This Deed of Settlement and Release shall be governed by and construed in accordance with the laws of the Cayman Islands without regard to any conflicts of laws principles thereof that would call for the application of the laws of any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF the Parties hereto have executed this Deed on the date and year first above written.

SIGNED AS A DEED by SIMON BURTON in the presence of:	) ) ) )	/s/ Simon Burton Signature

/s/ Arceli Espinosa
Signature of Witness
Name:    Arceli Espinosa
Address:
Occupation: Domestic Helper

/s/ Martha Catalina Castano Garcia
Signature of Witness
Name:    Martha Catalina Castano Garcia
Address:
Occupation: Retired
Deed of Settlement and Release (S. Burton) – Signature Pages

EXECUTED AS A DEED by GREENLIGHT REINSURANCE, LTD	) ) ) ) ) ) ) )	/s/ Ursuline Foley Duly Authorized Signatory Name: Ursuline Foley Title: Director /s/ Victoria Guest Duly Authorized Signatory Name: Victoria Guest Title: Director

in the presence of:
/s/ Faramarz Romer
Signature of Witness
Name:    Faramarz Romer
Address: 65 Market Street, Suite 1207, Grand Cayman, Cayman Islands
Occupation: Chief Financial Officer

/s/ David Sigmon
Signature of Witness
Name:    David Sigmon
Address: 65 Market Street, Suite 1207, Grand Cayman, Cayman Islands
Occupation: General Counsel
Deed of Settlement and Release (S. Burton) – Signature Pages

EXECUTED AS A DEED by GREENLIGHT CAPITAL RE, LTD	) ) ) ) ) ) ) )	/s/ Ursuline Foley Duly Authorized Signatory Name: Ursuline Foley Title: Director /s/ Victoria Guest Duly Authorized Signatory Name: Victoria Guest Title: Director

in the presence of:
/s/ Faramarz Romer
Signature of Witness
Name:    Faramarz Romer
Address: 65 Market Street, Suite 1207, Grand Cayman, Cayman Islands
Occupation: Chief Financial Officer

/s/ David Sigmon
Signature of Witness
Name:    David Sigmon
Address: 65 Market Street, Suite 1207, Grand Cayman, Cayman Islands
Occupation: General Counsel

Deed of Settlement and Release (S. Burton) – Signature Pages

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Annex A
POST-EMPLOYMENT RELEASE

DATED: [●], 2024
POST-EMPLOYMENT RELEASE
SIMON BURTON,
GREENLIGHT REINSURANCE, LTD.,
AND
GREENLIGHT CAPITAL RE, LTD.
POST-EMPLOYMENT RELEASE
This Post-Employment Release is made the [●] of [●] 2024.
BETWEEN:
(1)    SIMON BURTON of Grand Cayman (the “Employee”);
(2)    GREENLIGHT REINSURANCE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands; and
(3)    GREENLIGHT CAPITAL RE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands (together with Greenlight Reinsurance Ltd, the “Employers”) (Each a “Party” and together “the Parties”).
WHEREAS:
(A)    The Employee was employed as Chief Executive Officer (the “Employment”) pursuant to an Amended and Restated Employment Agreement, effective as of January 1, 2022, (the “Employment Contract”); and
(B)    The Parties agreed to terminate the Employment by mutual consent effective [December 31, 2023] (the “Termination Date”) and have entered into a Deed of Settlement and Release dated [November 6], 2024 (the “Deed of Settlement”) to which this Post-Employment Release (the “Post-Employment Release”) is an Annex, and as a precondition to the Employee’s receipt of the benefits provided in Section 3 of the Deed of Settlement:
IT IS NOW AGREED AND THIS POST-EMPLOYMENT RELEASE WITNESSES AS FOLLOWS:
1.    Definitions
1.1    All capitalized terms utilized but not defined herein shall have the same meanings ascribed to them in the Deed of Settlement.
Annex A - Post-Employment Release (S. Burton)

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1.2    “Claims” means all causes of action, matters, and disputes arising from or related to the Employment or the termination thereof, or otherwise arising between the Parties, whether known or unknown, that exist (or may exist) as at the date of execution of this Post-Employment Release including but not limited to:
(i)    Any and all actions, causes of action, claims, covenants, contracts and/or controversies in any jurisdiction of whatsoever character howsoever arising whether in law, equity or otherwise;
(ii)    Unfair dismissal pursuant to part VII of the Labour Act (2021 Revision) (the “Labour Act”) or any successor legislation;
(iii)    Severance pay pursuant to part V of the Labour Act or any successor legislation;
(iv)    Wrongful or constructive dismissal in respect of the Employment howsoever arising;
(v)    Contractual entitlement in respect of salary, commission, accrued holiday pay, overtime, notice, severance, other benefits, or otherwise arising out of or in connection with the Employment Contract (as amended) or Employment, including for the avoidance of doubt any discretionary bonus; and
(vi)    Discrimination howsoever arising or of any nature.
1.3    References to recitals and clauses are references to the recitals to and clauses of the Deed of Settlement.
1.4    Headings to clauses and the use of bold type are for convenience only and shall not affect the interpretation or construction of the Deed of Settlement.
1.5    Words in the singular include the plural and vice versa.
2.    Agreement and Release by the Employee
2.1    The Employee agrees that other than as set forth in Section 3 of the Deed of Settlement, the Employee hereby:
(a)    Releases the Releasees from all and any Claims howsoever arising, whether under Cayman Islands, United States, Irish, United Kingdom or other law, whether under any statute, regulation, ordinance, constitution, treaty, contract (including, but not limited to, under the Greenlight Capital Re, Ltd.’s Compensation Plan), common law, or otherwise, and whether such Claims are accrued or contingent;
(b)    Undertakes and covenants not to assert any Claims or commence legal proceedings in respect of such claims against any of the Releasees at any time in any forum or any jurisdiction (including without limitation the Director of Labour, the Department of Employment Relations or a Labour Tribunal in the Cayman Islands or the Grand Court of the Cayman Islands);
(c)    Undertakes and covenants to comply with the Surviving Provisions, which the Employee agrees survives the Employee’s termination, and acknowledges that such terms are enforceable in their entirety;
(d)    Undertakes and covenants that after the Termination Date, the Employee will reasonably cooperate with the Employers and their Associated Entities, in connection with (i) the smooth transition of the Employee’s role and responsibilities, as directed by the Employers, including by promptly responding to requests for information, (ii) any actual or threatened investigation,
Annex A - Post-Employment Release (S. Burton)

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administrative proceeding, or litigation relating to any matter that occurred during the Employment in which the Employee was involved or of which the Employee has knowledge, and (iii) any other internal or external review of the Companies, including by any regulator or agency, or any actual or threatened arbitration; provided that the Companies will attempt to schedule the Employee’s cooperation for mutually agreeable times and locations in a manner that does not unduly interfere with the Employee’s personal or professional pursuits and will reimburse the Employee for any reasonable pre-approved out-of-pocket expenses the Employee incurs in connection with such cooperation. The Employee will render the Employee’s cooperation under this paragraph without requiring a subpoena, and will do so honestly, truthfully, forthrightly, and completely, including supplying relevant documents and information in the Employee’s possession, custody, or control;
(e)    Agrees and confirms that, except as set forth in Sections 3.1(a)-(c), 3.2, 3.3, 3.4, 3.5 and 3.7 of the Deed of Settlement, none of the Releasees owes the Employee any wages, bonuses (including, but not limited to, any pro-rated bonuses, quantitative bonuses or other such bonuses or compensation or benefits under the Greenlight Capital Re, Ltd.’s Compensation Plan), equity compensation, stock options, restricted shares, sick pay, vacation or holiday pay, severance pay, relocation or moving costs, notice pay, pension contribution, equity award (including, but not limited to, any equity awards under the LTIP or otherwise), or any other compensation, payment, amount, benefit, or interest whatsoever; and
(f)    Confirms and acknowledges that the Employee has not suffered any known workplace injury or occupational disease and that the Employee has not been victimised in consequence of reporting any wrongdoing relating in any way to the Employment.
2.2    In the event that the Employee breaches any material provision of this Post-Employment Release, the Deed of Settlement, or the Surviving Provisions or pursues or encourages any Claim against any of the Releasees, (i) the Employers shall have no further obligations to the Employee under the Deed of Settlement or otherwise (including, but not limited to, any obligation to provide the payments or other consideration set forth in Section 3 of the Deed of Settlement), (ii) the Employers will be entitled to recoup all payments and consideration previously provided to the Employee under Section 3 of the Deed of Settlement, plus legal fees and costs it incurs in recouping such amounts, except the amount of $500, (iii) the Employee agrees to indemnify without limitation such parties for any losses suffered as a result thereof, including but not limited to advancing all of their legal and professional fees with respect to such matter(s), (iv) the Employers shall have all rights and remedies available to them under this Post-Employment Release and the Deed of Settlement and any applicable law or equitable theory, and (v) all of the Employee’s promises, covenants, representation, and warranties under this Post-Employment Release, the Deed of Settlement, and under the Surviving Provisions, will remain in full force and effect; provided, however, that action pursuant to clauses (i) and (ii) of this Section 2.2 shall only be taken by the Employers if approved by the board of directors of Greenlight Capital Re, Ltd. or a designated committee thereof comprised of independent directors. Further, in the event the Employers breach any material provision of this Post-Employment Release, the Employee shall have all rights and remedies available under applicable law.
2.3. The Employee shall not commence or maintain, or procure, assist, encourage, support or otherwise participate in the commencement or continuance of, any proceedings in respect of the Claims, except, for the avoidance of doubt, for the purpose of enforcing the Deed of Settlement.
3.    No Admission
3.1    Entry into this Post-Employment Release and performance of the obligations hereunder shall not constitute an admission of liability howsoever arising by any Party.
Annex A - Post-Employment Release (S. Burton)

EXECUTION COPY
4.    Absolute Bar
4.1    This Post-Employment Release may be pleaded and tendered by any Party as an absolute bar and defence to any proceeding brought in breach of the terms of this Post-Employment Release.
5.    Counterparts
5.1    This Post-Employment Release may be executed in any number of counterparts, each of which shall be an original, and any one of which shall be deemed to be validly executed if evidenced by a facsimile or electronic copy of the executing Party’s signature which shall operate with the same effect as if the signatures thereto were on the same instrument. For the avoidance of doubt, each Party shall be required to sign only one copy of this Post-Employment Release.

[Signature Pages Follow]

SIGNED AS A DEED by SIMON BURTON in the presence of:	) ) ) )	______________________________ Signature

_____________________________________
Signature of Witness
Name:
Address:
Occupation:
______________________________________
Signature of Witness
Name:
Address:
Occupation:
Annex A - Post-Employment Release (S. Burton)

EXECUTION COPY

EXECUTED AS A DEED by GREENLIGHT REINSURANCE, LTD	) ) ) ) ) ) ) )	______________________________ Duly Authorized Signatory Name: Title: ______________________________ Duly Authorized Signatory Name: Title

in the presence of:
_____________________________________
Signature of Witness
Name:
Address:
Occupation:
______________________________________
Signature of Witness
Name:
Address:
Occupation:

Annex A - Post-Employment Release (S. Burton)

EXECUTION COPY

EXECUTED AS A DEED by GREENLIGHT CAPITAL RE, LTD	) ) ) ) ) ) ) )	______________________________ Duly Authorized Signatory Name: Title: ______________________________ Duly Authorized Signatory Name: Title

in the presence of:
_____________________________________
Signature of Witness
Name:
Address:
Occupation:
______________________________________
Signature of Witness
Name:
Address:
Occupation:

Annex A - Post-Employment Release (S. Burton)